Exhibit 99.1

CERTIFICATION

     The undersigned certify pursuant to 18 U.S.C. § 1350, that:

(1)  The accompanying Quarterly Report on Form 10-QSB for the period ended March 31, 2003 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)  The information contained in the accompanying Quarterly Report on Form 10-QSB for the period ended March 31, 2003 fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: May 15, 2003	/s/ Greg H. Guettler

President

Date: May 15, 2003	/s/ James S. Murphy

Chief Financial Officer

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